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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 8, 2010


                             ICAHN ENTERPRISES L.P.
             (Exact name of Registrant as specified in its charter)


   DELAWARE                         1-9516                      13-3398766
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification No.
incorporation


                          767 FIFTH AVENUE, SUITE 4700
                            NEW YORK, NEW YORK 10153
         (Address of Principal executive offices, including  Zip Code)

                                 (212) 702-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 8, 2010, Tropicana Entertainment Inc. ("Tropicana") completed the acquisition of certain assets of its predecessor, Tropicana Entertainment, LLC, and certain of its subsidiaries and affiliates (together, the "Predecessors") and of the Tropicana Resort and Casino-Atlantic City ( the "Tropicana AC"). These transactions, referred to as the "Restructuring Transactions," were effected pursuant to the Joint Plan of Reorganization of Tropicana Entertainment, LLC and Certain of Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, filed with the United States Bankruptcy Court for the District of Delaware on January 8, 2009, as amended (the "Plan"). The Restructuring Transactions are described in Tropicana's registration statement on Form 10, originally filed with the Securities and Exchange Commission on November 10, 2009, File No. 000-53831, as amended by Amendment No. 1, filed on December 21, 2009 and by Post-Effective Amendment No. 1, filed on January 25, 2010.

As a result of Tropicana's completion of the Restructuring Transactions, Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II") and Icahn Partners Master Fund III LP ("Icahn Master III") (each of which is an indirectly held subsidiary of Icahn Enterprises L.P.) received 4,578,984 shares of common stock of Tropicana (the "Tropicana Shares"), 4,619,025 Tropicana Shares, 1,944,281 Tropicana Shares and 737,731 Tropicana Shares, respectively.

In addition, in connection with Tropicana's completion of the Restructuring Transactions, Tropicana entered into a credit agreement, dated as of December 29, 2009 (the "Exit Facility"). Each of Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III is a lender under the Exit Facility, and in the aggregate, hold over 50% of the loans under the Exit Facility. Furthermore, Icahn Agency Services LLC, an indirect subsidiary of the Company, is the administrative agent under the Exit Facility. Pursuant to the terms of the Exit Facility, the lenders, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, were issued warrants to purchase Tropicana Shares (the "Warrants"). Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III were issued 285,578 Warrants, 332,430 Warrants, 120,513 Warrants and 45,637 Warrants, respectively. On March 9, 2010, each of Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III exercised their warrants in their entirety and received 285,578 Tropicana Shares, 332,430 Tropicana Shares, 120,513 Tropicana Shares and 45,637 Tropicana Shares, respectively.

As  a  result  of  the  Tropicana  Shares  issued  pursuant to the Restructuring
Transactions and the Tropicana Shares issued pursuant to the exercise of the Warrants, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III hold, in the aggregate, 12,664,179 Tropicana Shares, which represents 49.1% of the outstanding Tropicana Shares.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The financial statements required by this Item are not being filed herewith. To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(B) PRO FORMA FINANCIAL INFORMATION.

The pro forma financial information required by this Item is not being filed herewith. To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICAHN ENTERPRISES L.P.
                                   (Registrant)

                                   By: Icahn Enterprises G.P. Inc., its general partner

                                   By:  /s/ Dominick Ragone
                                        -------------------
                                        Name:  Dominick Ragone
Date: March 12, 2010                    Title:  Chief Financial Officer